Exhibit 10.5

AMENDMENT NO. #04

EFFECTIVE JULY 1, 2010

TO

PROFESSIONAL SERVICES AGREEMENT

FOR

TXU ENERGY’S

2009 iTHERMOSTAT PROGRAM

AN INTERNET BASED LOAD MANAGEMENT SYSTEM

WITH ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

AMENDMENT NO. #04

The Effective Date of the Amendment is July 1, 2010	EFFECTIVE DATE

This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C (the “Agreement”) that exists between the parties hereto. Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.	PURPOSE

The Agreement is modified as follows:	MODIFICATIONS

•     The provisions of the Article titled “INVOICES AND PAYMENT” is modified by deleting the first reference to the term *** and inserting in lieu thereof the term ***. In addition, the following sentence is added, “Any invoices not paid when due shall bear interest at the rate of *** per month or at the highest rate permitted by law (whichever is less), from the date due until paid and COMPANY shall pay such additional interest rate. In addition, this provision is modified by deleting the attention line on the invoice address “Attn: Patrick James” and inserting in lieu thereof “Attn: Sr. Manager, DSM Program Management.”

INVOICES AND PAYMENT

• The provisions of the Article titled “BACKGROUND CHECKS/DRUG SCREENING” is deleted and replaced with the following:	BACKGROUND CHECKS/DRUG SCREENING

CONTRACTOR will conduct frequent background checks (covering such matters as dictated by COMPANY from time to time, but in no case less than what COMPANY is required to conduct with respect to its own employees under applicable laws and regulations) and drug tests on all CONTRACTOR Agents and applicants. No person shall perform services for COMPANY if such person has a prior felony conviction or if such person tests positively for illegal substances. Background Screening and Drug screening will be in accordance with Attachments 8 and 9.

•     A new additional Statement of Work is incorporated into the Agreement as Attachment 1A “Statement of Work (#2)”, which will supersede and replace certain applicable portions of Attachment 1 (the original Statement of Work), with regard to the purchase of certain CONTRACTOR products and the installation of such products.

STATEMENT OF WORK

• The following attachment are incorporated into the Agreement:	ATTACHMENTS

• Attachment 8. Background Screening • Attachment 9. Drug Screening • Attachment 1A: Statement of Work (#2)

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #04

The parties have signed this Amendment acknowledging their agreement to its provisions as of the Effective Date.

Comverge Inc.		TXU Energy Retail Company LLC

By:	/s/ Ed Myczka	By:	/s/ Jim Burke
Name:	Ed Myczka	Name:	Jim Burke
Title:	COO	Title:	CEO

Date:	6-17-10	Date:	7-30-10

Attachment 8

BACKGROUND SCREENING:

Criminal history background screening checks shall be performed on each individual prior to their being allowed to work on COMPANY’s account, and on a semi-annual basis thereafter. At each such time, the individual shall be provided a pre-adverse action disclosure notice that includes a copy of the individual’s consumer report and a copy of “A Summary of Your Rights Under the Fair Credit Reporting Act” and should be given ten business days to take action to correct any inaccurate information. Background screening applies to any and all Schedules A, in the aggregate, attached to the Agreement.

Consistent with the requirements of the Fair Credit Reporting Act, after an adverse action is taken based on information from a criminal background check done by a third party, the individual should be provided with (i) an adverse action notice including contact information for any third party reporting agency involved, (ii) a statement that that CONTRACTOR and not the reporting agency made the adverse decision, and (iii) notice of the right to dispute the accuracy of completeness of the information in the report.

Criminal history background checks should include a lifetime country-wide search of public records for federal, state, and county/local misdemeanor and felony convictions, deferred adjudications and probation. Background checks must be conducted by a COMPANY approved third party reporting agency (see attachment for list of approved vendors). Individuals must not be allowed to work on COMPANY’s account if information is reported to CONTRACTOR through the background check process indicating that the individual has failed to disclose or misrepresented information requested at any time about their criminal background history.

Initial background checks will be paid for by CONTRACTOR without reimbursement from COMPANY. Subsequent background checks will be paid for by the COMPANY.

Timing and Number of Background Checks

Three (3) background checks shall be performed before an individual is allowed to work on COMPANY account — national criminal check, state criminal check, and check of Sex Offender Registry. A Social Security Number trace with a validation must be included (trace reveals past and present addresses associated with issuance).

•	Same three (3) background checks shall be repeated every six (6) months on all then current individuals working on COMPANY’s account

Background Check Results Criteria

Any felony constituting a violent crime, crime against a person, sexual offense or fraud, regardless of when it occurs, disqualifies an individual. Any other felony committed within the past ten (10) years, or incarceration for a felony within the past ten (10) years, disqualifies an individual. In other words, for these felonies there must be a 10-year lapse in time from the later of (i) the conviction or (ii) the end of any period of incarceration.

The only misdemeanors permitted are the following:

•	Traffic tickets

•	No more than one (1) DUI conviction and it must have occurred at least two years prior to the date of the background check

•	No more than one (1) theft by check under $100 in the last 48 months

•	No drug related convictions of any kind in the last 48 months

For purposes of both felonies and misdemeanors, deferred adjudication or probation will be considered a conviction.

Compensation Reduction

***:

***

***

***

***

Note that each individual who is working, or has worked, on COMPANY’s account and is found lacking the proper background check documentation will constitute a separate occurrence.

Files Audit

At any time, COMPANY may randomly review the files of the individuals working, or who have worked, on COMPANY’s account to ensure they include complete background check documentation. If any required information is missing, the individual shall not be allowed to work on COMPANY’s account until all documentation is completed by CONTRACTOR, and CONTRACTOR will be subject to compensation reduction as provided in the section above entitled “Compensation Reduction.” If an individual’s file is not corrected or is not able to be corrected, that individual shall not be allowed to work on COMPANY’s account in any manner.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Approved Vendors

•	Lexis/Nexis: Full background

•	HireRight: Full background

•	PSI, Inc.: Full Background (PSI is located in Dallas. Contact is ***

•	PublicData.com: Supplemental/secondary Checks

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Attachment 9

DRUG SCREENING

Pre-employment testing for intoxicants, drugs and narcotics shall be performed on every individual who will be selling COMPANY products. All drug testing conducted will be performed using the Universal Toxicology four part “Non-DOT” Chain of Custody and Request Form with white and blue top page. Drug testing will be completed by an independent third- party organization. Drug screening applies to any and all Schedules A, in the aggregate, attached to the Agreement.

A.	Pre-employment Testing

Each individual prior to representing COMPANY will be drug tested for the following substances including:

Marijuana; cocaine; opiates; phencyclidine; amphetamines; barbiturates and benzodiazepine.

Any individual who receives a verified positive test result shall not be allowed to be a sales agent selling COMPANY products.

B.	Random testing

In accordance with CONTRACTOR’s policy.

Testing criteria:

A.	All drug tests performed will include urinalyses to detect the presence of specific drugs or drug metabolites in a specimen at or above the specified cutoff level.

B.	Specimens collected will be analyzed by Department of Health and Human Services (DHHS) certified laboratory to identify the presence of any of the following substances:

Substance	Initial Screen Cutoff Levels (ng/ml)*	Confirmation Screen Cutoff Levels (ng/ml)*
Amphetamines	1,000	500
Cannabinoids (Marijuana)	50	15
Cocaine	300	150
Opiates	2,000	2,000
Phencyclidine	25	25
Barbiturates	300	300
Benzodiazepine	300	300
		*nanograms/milliliter

Drug testing will be paid for by CONTRACTOR without reimbursement from COMPANY.

All specimens will be initially tested using an immunosassay for the above listed substances. All specimens below the initial screen cutoff levels for all substances will be eliminated from further analysis unless tampering by the individual who rendered the specimen is suspected. All such analysis results will be reported as negative.

Should the initial test indicate the potential presence of one or more of the above referenced substances, at or above the initial screen cutoff level or tampering of the specimen, a confirmatory test will be performed. Gas Chromatography/Mass Spectrometry (GC/MS) will be used to confirm the presence of substances in all specimens. Unless there is a legitimate medical explanation for the positive drug test result, then it shall be considered negative.

Compensation Reduction:

***:

***

***

***

***

Note that each sales agent found lacking the proper drug screen documentation will constitute a separate occurrence.

Files Audit:

At any time, COMPANY may randomly review the files of the individuals working, or who have worked, on COMPANY’s account to ensure they include complete drug screening documentation. If any required information is missing, the individual shall not be allowed to work on COMPANY’s account until all documentation is completed by CONTRACTOR, and CONTRACTOR will be subject to compensation reduction as provided in the section above entitled “Compensation Reduction.” If an individual’s file is not corrected or is not able to be corrected, that individual shall not be allowed to work on COMPANY’s account in any manner.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 1A

iTHERMOSTAT INSTALLATION SERVICES AND HARDWARE PURCHASES

STATEMENT OF WORK (#2)

OVERVIEW

This Statement of Work (SOW) covers installation services and hardware purchases for the TXU Energy iThermostat program for residential and commercial customers in the greater Dallas, Austin and Houston markets, and to a lesser extent, certain other mutually agreeable geographic areas. The functions that are included in the installation services and are the obligations of Contractor are detailed below in the Installation Services Scope section. The terms and conditions for the Company purchases of hardware from Contractor are defined in the Hardware Purchases section. TXU Energy’s forecasted installation services for 2010 (from the month following the execution of this Statement of Work), 2011 and 2012 are presented in the Installation Services Needs Forecast section below. The method and key criteria by which Contractor’s performance is measured and compensation is determined by Company are detailed in the Service Level Agreement section. The rates paid for installation services performed by Contractor are shown in the Rate Schedule section. Advanced payment and payment reconciliation processes are outlined in the Payment Schedule section. The Appendices contain iThermostat installation and provisioning procedures; checklist, inspection and survey forms; user manuals and reference guides; HVAC system compatibility guidelines; etc.

I. INSTALLATION SERVICES SCOPE

General

☐	Contractor is responsible for providing the *** and ***, and *** to *** the *** described in this Statement of Work.

☐	Contractor will provide *** of ***, as well as *** to ***, including *** (CSRs) and *** and ***.

☐	Contractor will provide vehicles *** with ***, and web-***.

☐	Contractor will provide *** to accomplish the ***.

☐	Contractor will allow Company *** with regard to account activities including ***, customer contacts, scheduling, and other information related to Contractor’s services under this SOW.

☐	Contractor will employ and supervise the appropriate number of qualified personnel to meet and support the Installation Forecast in Article III. Contractor fully recognizes that the *** in the ***. Monthly forecasted installation service needs will be reviewed and revised by Company, as needed, *** prior to the beginning of each service month and communicated to Contractor. The goal will be to schedule installations below *** of the current forecast for such month, Company will reimburse Contractor $45 for each unit by which the total actual scheduled installations fails to equal 80% of the customer installation forecast.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

☐	Contractor will begin providing *** operation (*** through ***) with the necessary number of *** to operate the program and provide the forecasted installations per the *** within *** of each Company request for service to customers located in ***. Installation requests *** the *** can be performed by ***. Installation orders that exceed current service month installation forecast by *** will be performed ***. Installation orders for customers located *** will be performed ***. *** represents *** (using the most direct and practical route) *** from *** located in *** and *** from the downtown *** of *** and *** (using the most direct and practical route). These three central locations will be referred to hereafter as *** (see ***).

☐	Based on current forecasts provided by Company, Contractor will begin providing *** through *** in ***. Contractor will provide the forecasted installations per the *** within *** of each Company request for customers located within *** of ***. Contractor will support installs within a *** for as long *** has ***. When Company forecasts at *** in ***, such that at least *** are generally available for installation in *** for ***, then *** or *** will change to *** operation (*** through ***) with the necessary number of *** to operate the program and provide the forecasted installations per the *** within *** thereafter. If monthly installs thereafter are generally not available at or above *** in *** will have the choice of *** the install ***, or *** for *** and *** as listed below for an ***. *** will decide when to *** an installation or *** to *** or *** to install the Product.

☐	For installations outside of *** from the center of *** (using the most direct and practical route) from nearest Installation Hub, Company will pay Contractor *** of ***. Company paid reimbursable expenses for Contractor overnight stays require preapproval by Company.

☐	Company will confirm customer participation eligibility during enrollment processes.

☐	Contractor will be responsible for training technicians in the iThermostat installation process.

☐	Each individual person employed or contracted by Contractor to perform the services in customer premises shall be neat, clean, and professional in appearance. In addition, the individual shall wear an identification badge that includes his or her name and photograph, Company’s name and REP certification number with a statement that the individual is an “Authorized Representative” of Company, Contractor’s name, and a toll-free telephone number maintained by Company that customer may call to verify the individual’s identity during Company’s normal business hours. Furthermore, the individual shall not state or imply that he or she is (i) an employee of Company or (ii) a representative of the transmission and distribution utility that delivers electricity to the customer or (iii) any other REP or aggregator. The individual’s clothing and presentation shall be designed to avoid the impression by a reasonable person that the individual (i) is an employee of Company or (ii) represents the aforesaid transmission and distribution utility or (iii) any other REP or aggregator. At its sole discretion, Company may issue identification badges and clothing for Contractor’s dedicated technicians to wear only when providing iThermostat installation services.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Scheduling

☐	Company will schedule installation appointments.

☐	Company will notify customers *** to *** of scheduled appointments at *** within the *** scheduled appointments.

☐	Contractor to *** with customers *** between *** a technician to the customer location. Contractor will *** with *** that (i) someone of at *** will be at the *** of the appointment and (ii) the customer has *** that is not known to be*** (e.g., ***). If customer confirms both conditions then the appointment will be ***, otherwise it will be ***. Contractor to report to Company for each appointment whether it was confirmed or not. All *** will be *** based on the *** resulting in a *** or *** will not ***.

☐	*** will provide ***, which will produce installation orders and Contractor, will input the *** into ***.

☐	Contractor will *** of *** if customer is not present. After this time the appointment will be considered a ***.

☐	The latest start time for Contractor appointments is ***.

☐	Company will schedule all customer-requested rescheduled appointments.

Customer Care

☐	Company will be fully responsible for Customer Care.

☐	Contractor will provide a dedicated number for *** that is available and answered in person ***.

Inventory

☐	Company will provide safe, secure and suitable warehouse space for storing and staging inventory. Contractor will receive, maintain and manage equipment and parts inventory provided by Company. Contractor will maintain a record of the quantity and type of each product provided by Company. Contractor will be *** of devices provided from Company *** of *** that warehouses the inventory.

☐	Contractor will manage necessary inventory to support *** worth of product installations, including restocking returned inventory and executing the appropriate return warranty process as outlined by Company in Product and Installation Warranty section below.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Pre-Installation Inspection

☐	Contractor is responsible for completing Pre-installation Inspection prior to beginning each installation.

☐	*** is *** for all *** and *** for *** performed on ***.

☐	Before the installation, Contractor must verify that there is someone at the customer premise over the age of 18 while the installation is performed. It is the sole responsibility of Contractor to confirm this with the customer and review with customer what to expect during the installation process.

☐	Contractor will *** and ***. Only complete installations on systems that are *** and are in *** will be ***.

☐	If the visual inspection reveals that there is a problem with the customer’s equipment, the technician will recommend to the customer that the customer needs to have the problem addressed before any installations can occur. It is solely the choice of the customer as to who should make the repair. Contractor cannot perform any fee-based service to the customer. *** A copy of the associated customer signed invoice must be included in the report.

*** Installation

☐	Contractor is *** for *** has adequate *** and for *** and *** necessary to provide service.

☐	Contractor will verify and confirm that customer has ***. If Contractor confirms that customer has ***, but *** is down at ***, Contractor shall install *** and then notify Company customer care. Company customer care will *** when ***. Such *** will not be *** as *** for the purposes ***.

☐	Contractor will install the Company *** and connect it to ***, as well as confirm that the *** and *** with the *** and *** as defined in installation procedures in Comverge *** (Appendix 3).

☐	Contractor shall install Company approved and supplied add-on components, such as *** as required for ***. See *** (Appendix 13) for ***. For installations involving an *** and/or an ***, refer to ***.

Thermostat Installation

☐	Contractor is responsible for verifying *** has *** and for installing ***, and *** to provision service.

☐	Contractor will identify and *** and Company ***, with Company provided thermostat(s) in the same existing location(s) and will follow the *** (Appendix 11). If additional thermostats are required beyond the preauthorized number for a commercial customer, then Contractor shall notify Company and request authorization for additional thermostats. If needed, a *** should be ***. Old *** and *** and the location shall be noted on the installation work order.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

☐	Contractor will install ***, such as *** and *** (Appendix 13), if required to complete the installation successfully.

☐	Once the installation is complete, Contractor will *** work with the Customer’s *** and ***.

Provisioning and Customer Set-Up

☐	Contractor is responsible for *** the *** at the *** and *** the ***.

☐	Contractor will complete or assist customer in completing the TXU Energy iThermostat Customer Checklist (see Appendix 7).

☐	Contractor will provide and review with customer all Company supplied materials, such as quick reference guides, welcome kits, and contact information.

☐	Contractor will instruct customer on how to access online materials, such as the *** (see Appendix 8) and the *** (see Appendix 9).

☐	Contractor will *** the *** into *** as defined in the *** (Appendix 3) and *** (Appendix 10). Contractor will ensure that the connection is ***.

☐	Contractor will verify that the *** and has a *** in the *** as described in the TXU Energy iThermostat Online Users Manual (Appendix 8).

☐	Contractor will provide customer with (i) information and instructions to ensure that the customer can *** and (ii) sufficient instructions on how to *** (per Online User Manual) and the *** [per the In-home User Manual (Appendix 9) and Quick Start Reference Guide (Appendix 10)].

Field Service Requests and Trouble Tickets

☐	Contractor is responsible for providing *** to resolve ***.

☐	Contractor will assist Company with *** and *** and/or *** in order to resolve ***.

☐	Contractor will perform services calls to *** that have been issued a *** or by the ***.

☐	If the Contractor installation results in a ***, then Contractor will *** as soon as ***. If an ***, or if a ***, then Contractor will make *** as soon as possible.

☐	Contractor shall communicate with customers and Company’s program *** in order to answer questions regarding installations and/or operations of the ***.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Product and Installation Warranty Issues

☐	Contractor is responsible for supporting and performing iThermostat-related product and installation warranty work, where the necessity for such warranty work is *** and ***, (including without limitation any ***, or other *** that is the ***.

☐	Contractor is responsible for the *** and *** (“Failures” is defined as Product that does not comply with the Warranty provisions ***) covered under product warranties. Any associated warranty service calls shall be performed only during the term of the contract when installation services are being performed, but defective Contractor Products may still be returned to Contractor at any time thereafter during the *** period for a replacement product.

☐	Contractor is responsible for correcting installation-related failures during the ***. Service for Contractor installation-related failures that occur following the end of the term of this *** period ends for such installations shall be the responsibility of Contractor.

☐	Company may inspect CONTRACTOR installations and/or test products to determine cause of iThermostat-related failures.

☐	CONTRACTOR will *** any *** by *** for its ***, which *** to utilize and shall *** for such *** of those *** by the ***.

Reporting

☐	Contractor shall ensure that all installed and provisioned equipment is *** on an *** in *** to ***, such as *** and ***. These databases will be used by Company to determine installation services completed by Contractor, to assess monthly performance levels, and to determine monthly payments to Contractor.

☐	Company shall ensure that *** is *** in Company database(s) on a *** so that Contractor can update installation service requests dispositions in the database(s), which requires inventory number to be assigned before Contractor can mark installation as completed in the system.

☐	Contractor shall timely provide *** reports on the status of all installation services requests from Company.

☐	Contractor shall timely provide *** related to installation services ***.

☐	Contractor shall provide reports for *** and ***.

II. HARDWARE PURCHASES

Contractor will provide the following hardware to support the TXU iThermostat program:

☐	***

☐	***

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

All hardware must utilize the ***, be ***, have *** and be ***. Current hardware includes *** and *** may be *** or ***, with ***.

Programmable Communicating Thermostat (“PCT”)

*** may *** and/or *** to *** into the ***. In such an event, Contractor will *** these *** into the ***, which includes *** into both the *** and the ***. *** for *** that require ***, *** and ***.

Contractor-Made PCT Specifications:

☐	*** or Contractor ***

☐	*** with all ***

☐	Capable of *** with ***, therefore must have a ***

☐	Capability of *** in *** in order to communicate with other *** or ***

☐	*** and *** for the *** and ***, not including the ***

☐	Capable of supporting various *** (i.e., ***)

☐	Compatible with gas heat, electric heat and heat pump systems

☐	Maintains room temperature differential within +/- ***

☐	TXU Energy branded

☐	***

IP Gateways

Contractor will *** with *** or *** as agreed to by Company and Contractor to ensure *** will be available according to schedules at the fulfillment facility. Contractor will also be responsible to ensure that the *** will be *** and *** with the programs ***.

IP Gateway Specification:

☐	***

☐	*** with all *** (smart Energy Profile with ECC certificates)

☐	Capable of *** with ***, therefore must have a ***

☐	Capability of *** with *** (act as a ***) through a ***

☐	***

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

☐	*** and ***

☐	TXU Energy branded

☐	***

Product Forecasts and Purchase Agreement

Below are the *** and *** for *** through *** for Residential and Commercial installations. Annual Product Forecasts will be *** by Company in *** of *** for the *** (the cycle shall be *** through the following ***).

2010-2012 Product Forecasts
Year	IP Gateways	PCTs
2010	***	***
2011	***	***
2012	***	***

Total	***	***

Company agrees to purchase from Contractor during the term of this SOW ***. Company ***, but to *** above over the *** unless any of the *** or ***. Where Company presents a forecast of *** and such forecast is *** or ***, the Parties agree to negotiate changes to terms in good faith, including without limitation, *** and *** necessitated by a ***, and ***. Products purchased by Company from Contractor (“Contractor Products”) include products manufactured by ***.

Of the *** further agrees to *** as a portion thereof, ***, hereafter *** as shown in the table below:

Minimum “Contractor Made PCT” Purchase
Year	% PCTs
2010	***
2011	***
2012	***

*** is *** upon the following:

☐	***- In the event that *** or more of the product units supplied by the Contractor during *** period are found ***, then the Company reserves the right to revise the ***. Further, in the event of an *** which *** of the product units supplied by the Contractor, ***, are found to have ***, then Company, ***. In the event that a *** due to *** (whether then current products supplied pursuant to this SOW, or current or earlier versions of the products supplied pursuant to a prior SOW or purchase order) and *** in its *** that *** could ***, then *** may ***; in such event, ***, upon Company’s request, *** If *** uses *** but ***below ***, then *** reserves the right to revise *** and/or ***.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

☐	***- Contractor Products will be delivered by Contractor within *** Company submitting a purchase order of *** a single product type. Except to the *** event, if Contractor fails to deliver products within *** after the placement of a proper purchase order for standard products, *** on *** for that purchase order, and *** shall have the right to ***. Further, except as ***, if Contractor fails to deliver products within *** after placement of a *** for standard products, then Company will *** of the *** for that purchase order and Company may ***. The previous provisions in this paragraph are conditioned upon the following: (i) *** hereunder; (ii) *** its *** to *** and allowing for a *** to such *** and (iii) to the extent that such delay is due to *** such as *** or *** beyond ***, the Parties will negotiate in good faith to determine the appropriate course of product delivery at the earliest possible time, and, to the extent that such shortages prevent any product installations during the delay period, the appropriate process (which shall include an ***) to ensure that the program continues and can *** for the entire length of the contract.

The “***” and “***” contingencies are collectively the “***”

Once the *** are *** and, the *** into these networks is ***, Company will have the option to use the *** as *** for *** to the ***. Upon given proper access by appropriate entities (e.g., the applicable ***), Contractor will *** with ***, at a *** to be *** to by the ***.

If *** this Agreement *** for *** pursuant to the first paragraph of the *** of the Agreement, or if Contractor terminates for *** pursuant to the fourth paragraph of the *** of the Agreement, ***.

Contractor Product Purchases to Date

Contractor Products previously purchased by Company from Contractor for calendar year 2010 shall *** and ***. The table below shows the total number of *** by Company in 2009 and 2010, including *** and ***.

Contractor Product Purchases by Company to Date
Year	IP Gateways	PCTs
2009	***	***
2010	***	***

Total	***	***

Contractor Product Pricing

The table below shows the pricing for each Contractor product based on *** purchases for *** and ***. The Contractor product purchases by Company to date shown in the table above *** in ***.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Thermostat Units Purchased	Price per Unit
	ZB SuperStat Pro	ZB NextGen PCT
***	***	***
***	***	***

Gateway Units Purchased	Price per Unit
Digi ConnectPort X2
***	***
***	***

III. INSTALLATION FORECAST

Below are the total annual installation forecasts for 2010 through 2012 as well as the breakdown by Residential and Commercial customers:

2010-2012 Forecasted Installations Total
Year	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
2010	***	***	***	***	***
2011	***	***	***	***	***
2012	***	***	***	***	***

Total	***	***	***	***	***

2010-2012 Forecasted Residential Installations
Year	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
2010	***	***	***	***	***
2011	***	***	***	***	***
2012	***	***	***	***	***

Total	***	***	***	***	***

2010-2012 Forecasted Commercial Installations
Year	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
2010	***	***	***	***	***
2011	***	***	***	***	***
2012	***	***	***	***	***

Total	***	***	***	***	***

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Company *** are contingent upon the following:

☐	*** - Utility *** being available at a *** to ***. If utility *** are *** at such a level for the ***, then *** the *** to ***.

☐	*** - Contractor maintaining an *** for installation services (see ***). After a ***, if service level performance is at *** for more than *** during any ***, provided *** by a ***, then Company, at its ***, ***. Further, if Contractor’s Provisioned Installations performance *** during any ***, then Company, at its ***. If Company uses *** to market and sell iThermostats, but *** due to a *** or ***, then ***. In the event that a *** occurs due to *** and *** that continuing to sell the Contractor Product ***.

The *** and *** contingencies are collectively the ***.

Wind Down Fees

If *** for *** to the *** paragraph of the *** of the Agreement, or *** for *** pursuant to the *** paragraph of the *** of the Agreement, *** Such payment shall be in lieu of any *** under the ***.

Wind Down Fee*
Year	Schedule
2010	***
2011	***
2012	***

If Company *** due to a ***, then *** to *** would have paid under the preceding paragraph for a *** Company shall *** or portions thereof which cannot be ***.

Monthly Forecasted Installation Services for 2010

Below are the current Company forecasted program installation service needs for the remainder of 2010 by month. Forecasted Installations are in effect beginning with the first month following the month in which this SOW is executed (e.g., if this SOW is executed in the month of ***, then the Forecasted Installations are in effect starting with the month of ***, where there needs to be at least ***.

2010 Forecasted Residential Installation Services
Month	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
Jun	***	***	***	***	***
Jul	***	***	***	***	***
Aug	***	***	***	***	***
Sep	***	***	***	***	***
Oct	***	***	***	***	***
Nov	***	***	***	***	***
Dec	***	***	***	***	***

Total	***	***	***	***	***

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

2010 Forecasted Commercial Installation Services
Month	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
Jun	***	***	***	***	***
Jul	***	***	***	***	***
Aug	***	***	***	***	***
Sep	***	***	***	***	***
Oct	***	***	***	***	***
Nov	***	***	***	***	***
Dec	***	***	***	***	***

Total	***	***	***	***	***

Forecasted installation service needs may vary for any given period(s). Annual forecasts will be provided by Company each year and *** to ***. Monthly forecasted installation service needs for the *** be *** as needed by *** to the *** and communicated to ***. For installation orders that ***, Contractor will have *** as compared to the ***.

IV. SERVICE LEVEL AGREEMENT

Contractor agrees to adhere to the following service levels for iThermostat installations. Contractor’s performance against the following ***. The *** is the *** after *** are made *** for a ***, as provided in the ***. If there is a *** in the *** due to a ***, including but not limited to a *** and/or ***.

Key Performance Metrics

1)	*** - the percent of *** of the *** for a ***.

2)	*** - the percent of *** of the *** for a *** that is ***.

3)	*** - the percent of *** with *** for a ***, based on *** conducted by *** (see ***) related to ***.

Service Level Performance Tables for 2010 through 2012

Performance Levels ***
Key Performance Metrics	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Performance Levels ***
Key Performance Metrics	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Performance Levels ***
Key Performance Metrics	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

A *** is defined as the installation of pre-*** per customer location *** and ***, e.g., *** with ***. All Service Levels will be measured for ***. Installation services performance will be based on data reported in BIS database. A *** is a *** in which installation services were provided by the Contractor.

Service Level Performance and Rate Schedule Tiers

Company agrees to pay Contractor for each ***, based on *** defined in the table above. Service level achieved and rate schedule applied for a given service month is based on *** at *** for a ***. In other words, the rate schedule applied is based on the *** for any of the ***. For example, ***, then the *** are *** to all *** for that ***. If Contractor achieves a ***, then the *** applied to all provisioned thermostats for that ***.

Rate schedules for installation of *** necessary to successfully provision a ***, such as ***, will *** on ***. See Rate Schedule section below.

TXU Energy will *** for *** that are *** with the customer *** that result in a *** (see Scheduling section above). Company will *** that are the ***.

TXU Energy will pay Contractor a *** on premises that are determined to be ***:

•	Thermostat Voltage Too High

•	Digital Control Systems (e.g., Carrier Infinity Thermostat)

•	Dual-Fuel Systems (e.g., Heat Pump with Auxiliary Gas Heat)

•	Electric Baseboard Cooling/Heating with Individual Built-In Thermostat

•	Hydronic Zone Heat (3 Wire)

•	Safety-Related Conditions

•	Non working systems

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Contractor will complete a *** (Appendix 2) indicating the ***. Refer to TXU Energy iThermostat Compatible and Non-Compatible HVAC Systems (Appendix 14) for a listing of ***. See ***.

V. RATE SCHEDULE

For each of the described installation services, Company agrees to pay the following rate schedule to Contractor for successfully completed installations for 2010:

Installation Services	Rate Schedule (per customer)
☐ *** Performance Level[2]: – ***	***
☐ Add-On Components[3] – ***	***
☐ ***	***

For each of the described installation services, Company agrees to pay the following rate schedule to Contractor for *** for 2011 and 2012 when *** are ***:

Installation Services	Rate Schedule (per customer)
☐ *** Performance Level[2]: – ***	***
☐ Add-On Components[3] – ***	***
***	***

For each of the described installation services, Company agrees to pay the following rate schedule to Contractor for *** hereunder for 2011 and 2012 for ***:

Installation Services	Rate Schedule (per customer)
☐ *** Performance Level[2]: – ***	***
☐ Add-On Components[3] – ***	***
☐***	***

[1]	Typically *** required ***. Cost to ***. Additional *** required at a customer premise ***.
[2]	Rate Schedule based on *** (see Service Level Performance and Tiers section).

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

[3]	Refer to TXU Energy iThermostat Add-On Components and Applications (Appendix 14)
[4]	Refer to TXU Energy iThermostat Visual HVAC Inspection (Appendix 2) and see preceding section for ***.
[5]	CONTRACTOR is responsible for *** or *** or ***.
[6]	Applies only when *** an *** with *** call between *** (see Scheduling section for definition of ***); Company will *** for *** resulting *** or ***.

For the *** of this Statement of Work, *** and ***.

Note: *** is responsible for providing the following ***, which is installed by *** Company and Contractor will mutually agree on***. Contractor will *** anything other than agreed to ***.

For *** Company agrees to provide to Contractor:

•	*** to *** and *** the ***

•	*** and ***

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Fixed Installation Fees

Company agrees to pay Contractor during the term of this SOW the following *** to cover *** and ***, which are incurred by *** during *** while performing installation work under this SOW:

Fixed Installation Fees
Month	2011	2012
Jan	***	***
Feb	***	***
Mar	***	***
April	***	***
May	***	***
June	***	***
July	***	***
Aug	***	***
Sep	***	***
Oct	***	***
Nov	***	***
Dec	***	***

Total	***	***

VI. PAYMENT SCHEDULE

•

Company agrees to adhere to the following payment schedule for installation services provided by Contractor. Prior to each service month following the effective date of this Statement of Work, *** for such *** per Article III above. This amount will be ***.

•

Following each service month, Company will pay Contractor for *** and *** on the *** if the *** is determined by Company to be *** based on *** (i.e., Company and Contractor will review service level performance and Company, *** after discussing with Contractor, will determine within *** of the month’s end *** (see Service Level Performance and Rate Schedule Tier section)). The number of *** installed and all other qualified installation services provided by Contractor for the service month as recorded in Company shared database (i.e., BIS) will be used to determine Company payments owed to Contractor, ***. Upon ***, Company *** for any *** that have been completed *** conversely, *** to *** paid by ***.

•	*** and *** will be paid based on ***.

VII. EXCLUSIVITY

Contractor shall not provide the *** or *** or *** for each year *** the result of a ***. Additionally, for each calendar year Company purchases *** year as outlined in the Product Forecasts and Purchase Agreement section, ***.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.